Securities and Exchange Commission
                          Washington, DC  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                     Date of report: September 24, 2009

             Date of earliest event reported: September 22, 2009



                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in Its Charter)



                                  MISSOURI
               (State or Other Jurisdiction of Incorporation)


         0-24033                                   43-1805201
 (Commission File Number)       (I. R. S, Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


                               (816) 765-2200
           (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01 Changes in Registrant's Certifying Accountant

On September 22, 2009, the Board of Directors and the Audit Committee of NASB Financial, Inc. ("NASB" or the "Company") appointed KPMG, LLP ("KPMG") as the Company's principal accountants for the year ending September 30, 2010, subject to completion by KPMG of its standard client evaluation procedures. The Audit Committee chose not to renew the engagement of BKD, LLP, which is currently serving as the Company's principal accountant, and notified BKD, LLP that upon completion of the 2009 engagement and the filing of the Company's Annual Report on Form 10-K for the year ending September 30, 2009, the Company intends to
dismiss BKD, LLP as their independent auditors.   This appointment of
KPMG will be presented to stockholders for ratification at the Company's annual meeting on January 26, 2010. If the stockholders do not ratify the selection of KPMG, the selection will be reconsidered by the Board of Directors.

BKD, LLP will be NASB's independent certified public accountants for the fiscal year ending September 30, 2009. For fiscal years ended September 30, 2008 and 2007, BKD, LLP issued unqualified opinions on the consolidated financial statements of NASB Financial, Inc. The audit reports of BKD, LLP on the effectiveness of internal control over financial reporting as of September 30, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended September 30, 2008 and 2007, and for the subsequent interim period through September 24, 2009, there were no: (1) disagreements with BKD, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, that, if not resolved to the satisfaction of BKD, LLP, would have caused it to make reference to the subject matter of the disagreement in its reports regarding the Company's financial statements for such years, or (2) reportable events. The Company has requested BKD, LLP to furnish letters addressed to the Office of Thrift Supervision and the Securities and Exchange Commission stating whether it agrees with the above statements. Copies of those letters dated September 24, 2009, are filed as Exhibit 16.1 and Exhibit 16.2 to this Form 8-K.

During the fiscal years ended September 30, 2007 and 2008 and through the date of this filing, neither the Company nor anyone acting on its behalf consulted with KPMG regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

Exhibit 16.1 - Letter from BKD, LLP stating that it agrees with the above statements

Exhibit 16.2 - Letter from BKD, LLP stating that it agrees with the above statements

                                   1
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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

September 24, 2009                   By:    /s/ Rhonda Nyhus
                                            Rhonda Nyhus
                                            Vice President and
                                              Treasurer



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